UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 April 9, 2009 (April 9, 2009)

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NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On April 9, 2009, Norfolk Southern Corporation's ("NSC") wholly-owned subsidiary Norfolk Southern Railway Company ("NSR") completed the formation of its previously-announced joint venture with Pan Am Railways, Inc. ("Pan Am") and its wholly-owned subsidiaries, Boston and Maine Corporation ("B&M") and Springfield Terminal Railway Company ("Springfield Terminal") providing for, among other things, the formation of Pan Am Southern LLC ("PAS"), a newly formed railroad company in which each of Pan Am (through its B&M subsidiary) and NSR have a 50% equity interest.  The joint venture was formed pursuant to a transaction agreement, dated May 15, 2008, by and among NSR, Pan Am, B&M and Springfield Terminal, as amended by Letter Agreement dated October 21, 2008 (the "Transaction Agreement"), pursuant to which Pan Am agreed to transfer to PAS its 155-mile main line track that runs between Mechanicville, N.Y. and Ayer, Mass., along with 281 miles of secondary and branch lines, including trackage rights, in New York, Connecticut, Massachusetts, New Hampshire and Vermont (the "PAS Line") and NSR agreed to transfer cash and other property valued at $140 million to PAS, $87.5 million of which is to be invested within a three-year period in capital improvements on the PAS Line, such as track and signal upgrades and terminal expansions.  A more detailed description of the transactions related to the formation of the joint venture is set forth in the NSC's Form 8-K dated May 16, 2008.

            Pursuant to the terms of the Transaction Agreement, the parties entered into a limited liability company agreement governing PAS.  Pursuant to such agreement, PAS will be managed by a management committee, a capital project committee and a joint operating committee, each of which will be composed of an equal number of NSR and B&M representatives, and which together will determine future capital projects and oversee operations.  A copy of the limited liability company agreement is attached as Exhibit 10.1 hereto.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

               The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
10.1

Limited Liability Company Agreement of Pan Am Southern LLC dated as of April 9, 2009 (Exhibits, annexes and schedules omitted.  The Company will furnish supplementary copies of such materials to the SEC upon request.)

                                                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                                /s/ Howard D. McFadden

                                                            Name:  Howard D. McFadden
                                                            Title:    Corporate Secretary

Date:  April 9, 2009

                                                                 EXHIBIT INDEX

Exhibit Number	Description
10.1

Limited Liability Company Agreement of Pan Am Southern LLC dated as of April 9, 2009 (Exhibits, annexes and schedules omitted.  The Company will furnish supplementary copies of such materials to the SEC upon request.)